CREDIT SUISSE HIGH YIELD BOND FUND              Please disregard previous filing
466 LEXINGTON AVENUE                            under accesssion number
NEW YORK, NY 10017                              0000912057-01-544971

TRUSTEES

Enrique R. Arzac

Lawrence J. Fox

James P. McCaughan
CHAIRMAN OF THE BOARD

James S. Pasman, Jr.

OFFICERS
Richard J. Lindquist
PRESIDENT AND CHIEF INVESTMENT OFFICER

Hal Liebes
SENIOR VICE PRESIDENT

Michael A. Pignataro
CHIEF FINANCIAL OFFICER, VICE PRESIDENT AND SECRETARY

Robert M. Rizza
VICE PRESIDENT AND TREASURER

Maxine C. Evertz
ASSISTANT SECRETARY

Rocco DelGuercio
ASSISTANT TREASURER


INVESTMENT ADVISER
Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017

ADMINISTRATOR
PFPC, Inc.
400 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

SHAREHOLDER SERVICING AGENT
PFPC, Inc.
101 Federal Street
Boston, MA 02110

LEGAL COUNSEL
Willkie Farr & Gallagher
787 7th Avenue
New York, New York 10019

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, Pennsylvania 19103


                                  CREDIT SUISSE
                              HIGH YIELD BOND FUND
                       (FORMERLY DLJ HIGH YIELD BOND FUND)


                                  ANNUAL REPORT
                                October 31, 2001

Dear Shareholder:                                              December 20, 2001

We are writing to report on the activities of Credit Suisse High Yield Bond Fund ("the Fund") for the fiscal year ended October 31, 2001 and to discuss our investment strategy.

On October 31, 2001, the Fund's net asset value ("NAV") was $4.49, compared to an NAV of $6.16 at October 31, 2000. The Fund's total return (based on NAV and assuming reinvestment of dividends of $0.88 per share) for the period was -13.9%.

At October 31, 2001, $303.2 million was invested in high yield debt securities; $5.9 million in investment-grade debt securities; $1.2 million in equity securities. Of the debt securities, the largest concentration (74.5%) was invested in issues rated B through BB.

The Fund changed its name from DLJ High Yield Bond Fund effective June 27, 2001, to reflect the change in the Fund's management to Credit Suisse Asset Management, LLC from DLJ Asset Management. By November 30, 2001, we had largely reached our goal of bringing the Fund's structure into line with that of the other high yield portfolios we manage. We accomplished this primarily by rebalancing exposure to industry sectors and reducing exposure to individual securities.

THE MARKET: SIGNIFICANT VOLATILITY

The Fund's fiscal year was a time in which the broad high yield market ("high yield") experienced significant volatility, only to finish essentially unchanged. As measured by the Salomon Smith Barney High-Yield Market Index (SSBHYMI)*, aggregate high yield securities rose 0.1% during the period.

After weakening in November 2000, overall activity was positive in December, January and February. By far, the key event in this time frame was the Federal Reserve's unexpected reduction of short-term U.S. interest rates by a half-point on January 3. Investors widely anticipated at the time that the Fed would cut rates fairly early in 2001 to help stimulate sluggish macroeconomic growth, but they were pleasantly surprised when the Fed chose to do so between regularly scheduled meetings of its Open Market Committee (FOMC), which sets official monetary policy. The Fed cut another half-point at the next FOMC meeting on January 31.

The joy of January proved to be fairly short-lived, however, as high yield prices gained only a little ground in February and fell in March and April. Market sentiment in these months tended to be most influenced by mounting anxiety about the health of the U.S. economy and the deteriorating environment for corporate earnings, both of which are considered fundamental elements in any meaningful analysis of the outlook for the high yield market. Additional half-point cuts in interest rates by the Fed in March and April ultimately failed to raise investors' spirits to a sustainable degree.

Things picked up a bit in July and August, as investors appeared to become slightly more optimistic about the prospects for a macroeconomic recovery. Light at the end of the tunnel turned to darkness in September, though, following the September 11 terrorist attacks in the U.S. High yield market's sharp decline during the month, in fact, was one of its worst monthly performances on record.

The impact of the attacks on the high yield market reflected a blend of big-picture and market-specific influences. The big picture suffered from the growing perception that a macroeconomic recovery would be pushed much further back in time, perhaps to late 2002; plunging confidence among consumers; and a generalized aversion to relatively risky financial assets such as high yield.

On a market-specific basis, trading activity was almost non-existent for a week or so after September 11, because a number of market participants had been located in the area of the attacks and were physically unable to trade until they could restore their electronic trading systems to full functionality. Investors, moreover, were reluctant to trade due to the fact that bid-asked spreads for high yield issues became much wider than usual. There also were concerns about the supply of high yield, as reflected both in the cancellation of most new issuance scheduled for September and the assumption that much less capital would be available for high yield issuers, many of which are highly capital-intensive.

Trading conditions started to return to a more normal state as September progressed into October, as investors and broker/dealers appeared to begin to put the psychological impact of September 11 behind them. By late October, buying activity gained momentum in response to two factors. First, bargain-hunters materialized to take advantage of valuations that had reached levels thought to be excessively low. Second, high yield securities offered additional incentive to investors searching for above-average yields as interest rates continued to fall.

PERFORMANCE: HURT BY SECTOR ALLOCATION

We attribute the Fund's underperformance of the broad high yield market in the fiscal year to our sector allocations compared to those of high yield indices like SSBHYMI. The fact that the portfolio is leveraged magnified the degree of underperformance (just as it would likely magnify the degree of outperformance under more favorable circumstances).

The portfolio was most negatively impacted by comparatively high allocations to several telecommunications subsectors that fared poorly, including broadband, competitive local-exchange carriers, paging and diversified service providers. Performance additionally suffered from comparatively high allocations to non-telecom industries such as metals/mining and airlines.

Factors that contributed most positively to the Fund's return included above-market allocations to the wireless telecom and food sectors, each of which outperformed the overall high yield market. Security selection was especially beneficial in health care, wireless telecom and food.

OUTLOOK: MIXED

We see a mixed picture for the Fund going forward. On the positive side, we take encouragement from several aspects of the current environment:

- Overall perceptions about the U.S. economy have become less gloomy than previously. Although the latest macroeconomic data suggest that a vigorous recovery has yet to begin, investors seem increasingly willing to look beyond anticipated near-term pain and ahead to a brighter future.

- Liquidity in the high yield market is now ample as a result of the Fed's monetary easing and rising cash inflows into high yield mutual funds.

- As interest rates continue to fall, yield-seeking investors increasingly turn to the high yield market for returns unavailable from cash and investment-grade securities.

- Valuations (I.E., as measured by yield spreads for high yield issues versus those of comparable-maturity U.S. Treasury debt) are historically low, implying the potential for attractive total returns if an upward revaluation process takes place.

- Recent developments in Afghanistan have boosted optimism that the U.S.'s military involvement there may have already passed its point of greatest intensity.

The biggest downside risk to the market, in our opinion, is that the Fed's aggressiveness in cutting short-term interest rates--the Fed has slashed rates on eleven separate occasions thus far in 2001, for a total of 4.75 percentage points--will not have its intended stimulative impact on the economy. If this proves to be the case, then appetite for high yield debt may well be dampened by a generalized avoidance of comparatively risky financial assets. Prospects for corporate earnings and cash flows would probably not improve under this scenario, moreover, which would bode poorly for high yield as well.

Compared to broad market indices like SSBHYMI, our main industry overweights within the Fund are in cable/media, gaming and energy; and our exposure to the volatile telecommunications industry is at a slightly below-market level.

As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.

We appreciate your interest in the Fund and would be pleased to respond to your questions or comments. Any questions regarding net asset value, performance, dividends, portfolio management or allocations should be directed to Credit Suisse Asset Management at (800) 293-1232. All other inquiries regarding account information, requests for the latest financial information or other reports should be directed to the Fund's Shareholder Servicing Agent at (800) 331-1710.

Sincerely yours,

/s/ Richard J. Lindquist

Richard J. Lindquist
President and Chief Investment Officer**


/s/ James P. McCaughan

James P. McCaughan
Chairman of the Board***

* The Salomon Smith Barney High-Yield Market Index is a broad-based, unmanaged index of high yield securities.

** Richard J. Lindquist, who is a Manging Director of CSAM, is primarily responsible for management of the Fund's assets. He has served in such capacity since December 8, 2000. Mr. Lindquist joined CSAM on May 1, 1995 as a result of CSAM's acquisition of CS First Boston Investment Management Corporation ("CSFBIM"). Prior to joining CSAM and beginnning in July, 1989, he held various offices at CSFBIM. Mr. Lindquist also is President and Chief Investment Officer of Credit Suisse Asset Mangement Income Fund, Inc.

*** James P. McCaughan is a Managing Director and Chief Executive Officer of CSAM. He joined CSAM in 2000 from Oppenheimer Capital, where he was President and Chief Operating Officer. Previously, he was President and Chief Executive Officer of UBS Asset Management ( New York); had global responsibility for institutional asset management for Union Bank of Switzerland; was President of UBS International Investment in London; was an equity portfolio manager at Phillips & Drew Fund Management in London; and was an actuary at Lane Clark & Peacock in London. Mr. McCaughan is Director and/or Chairman of other investment companies advised by CSAM.

CREDIT SUISSE HIGH YIELD BOND FUND

TOP TEN HOLDINGS
(AS A % OF NET ASSETS AS OF 10/31/2001)

SECURITY DESCRIPTION

 1. Intermedia Communications, Inc.                      3.00%
      0.000% 03/01/09

 2. R&B Falcon Corp.                                     2.69%
      9.500% 12/15/08

 3. AMC Entertainment, Inc.                              2.50%
      9.500% 03/15/09

 4. Rent-A-Center, Inc.                                  2.34%
      11.000% 08/15/08

 5. Triton PCS Holdings, Inc.                            2.25%
      0.000% 05/01/08

 6. Telecorp PCS, Inc.                                   2.21%
      0.000% 04/15/09

 7. Allied Waste North America                           2.20%
      10.000% 08/01/09

 8. DaVita, Inc.                                         2.15%
      7.000% 05/15/09

 9. Charter Communications Holdings LLC                  2.10%
      0.000% 04/01/11

10. Argosy Gaming Co.                                    2.02%
      10.750% 06/01/09


CREDIT QUALITY BREAKDOWN

(AS A % OF TOTAL INVESTMENTS AS OF 10/31/2001)

A/A                                                       1.9%
BB/Ba                                                    11.8
B/B                                                      62.7
CCC/Caa                                                  17.8
CC/Ca                                                     0.9
NR                                                        4.5
                                                        -----
   Subtotal                                              99.6
Equities and Other                                        0.4
                                                        -----
   Total                                                100.0%
                                                        =====

CREDIT SUISSE HIGH YIELD BOND FUND--SCHEDULE OF INVESTMENTS
                                                                OCTOBER 31, 2001

                                                  PRINCIPAL
                                                   AMOUNT           VALUE
                                               --------------    ------------
BONDS--139.1%
AEROSPACE--2.8%
   Condor Systems, Inc., Series B
      11.875% 05/01/09 **, +                   $      850,000    $    293,250
   Hexcel Corp.
      9.750% 01/15/09 **, ****                      3,000,000       1,665,000
   Transdigm, Inc.
      10.375% 12/01/08 **                           4,500,000       4,140,000
                                                                 ------------
                                                                    6,098,250
                                                                 ------------
AIRLINES--2.0%
   American Airlines
      7.800% 10/01/06 *                             1,000,000       1,011,490
   Amtran, Inc.
      9.625% 12/15/05 **                            5,500,000       3,382,500
                                                                 ------------
                                                                    4,393,990
                                                                 ------------
AUTOMOBILE MANUFACTURING/VEHICLE PARTS--4.6%
   ADV Accessory Systems, Series B
      9.750% 10/01/07 **                              700,000         507,500
   Advance Stores Co., Inc.
      10.250% 04/15/08 *, **                        1,000,000         970,000
   American Axle &
      Manufacturing, Inc.
      9.750% 03/01/09 **, ****                      2,000,000       2,065,000
   Cambridge Industries, Inc., Series B
      10.250% 07/15/07 **                             750,000          95,625
   Collins & Aikman Products Corp.
      11.500% 04/15/06 **                             350,000         313,250
   GenTek, Inc.
      11.000% 08/01/09 **                           5,500,000       3,382,500
   J.L. French Automotive
      Castings, Inc., Series B
      11.500% 06/01/09 **                           3,547,000         549,785
   Key Plastics, Inc.
      10.250% 03/15/07 **                             250,000           1,875
   Roller Bearing Co. of America,
      Series B 9.625% 06/15/07 **                   1,000,000         865,000
   Venture Holdings Trust
      11.000% 06/01/07 **, ****                     2,000,000       1,350,000
                                                                 ------------
                                                                   10,100,535
                                                                 ------------
BROADBAND--4.0%
   Flag, Ltd.
      8.250% 01/30/08 **                              700,000         451,500
   Global Crossing Holdings, Ltd.
      9.625% 05/15/08 **, ****                        900,000         157,500
   GT Group Telecom, Inc.
      13.250% 02/01/10 **, ***                      6,750,000       1,282,500
   Level 3 Communications, Inc.
      9.125% 05/01/08 **, ****                        350,000         159,250
   Ono Finance PLC
      13.000% 05/01/09 **, ****                     4,980,000       3,510,900
   Tele1 Europe BV
      13.000% 05/15/09 **                           3,390,000         932,250
   Versatel Telecom International NV
      13.250% 05/15/08 **, ****                     3,000,000       1,050,000
   Versatel Telecom International NV
      11.875% 07/15/09 **, ****                     3,500,000       1,190,000
                                                                 ------------
                                                                    8,733,900
                                                                 ------------
BROADCAST/OUTDOOR--0.6%
   Young Broadcasting, Inc.
      10.000% 03/01/11 **                           1,500,000       1,267,500
                                                                 ------------
BUILDING PRODUCTS--1.5%
   AAF-McQuay, Inc.
      8.875% 02/15/03                          $    1,000,000    $  1,000,000
   Atrium Companies Inc., Series B
      10.500% 05/01/09 **                           1,000,000         825,000
   Building Materials Corp., Series B
      8.625% 12/15/06 **                            1,500,000       1,177,500
   Henry Co., Series B
      10.000% 04/15/08 **                           1,000,000         325,000
                                                                 ------------
                                                                    3,327,500
                                                                 ------------
CABLE--10.0%
   @Entertainment
      14.5% 02/01/09 **, ***, ****                  7,200,000       1,116,000
   Adelphia Communications Corp.,
      Senior Notes 10.875%
      10/01/10 ****                                 3,000,000       2,895,000
   Cablevision SA, Yankee Notes
      13.750% 04/30/07 ****                         4,000,000       1,370,000
   Charter Communications
      Holdings LLC 8.625%
      04/01/09 **, ****                             3,000,000       2,880,000
   Charter Communications
      Holdings LLC 9.920%
      04/01/11 **, ***                              6,500,000       4,598,750
   CSC Holdings, Inc., Series B,
      Senior Notes 7.625% 04/01/11 ****             1,500,000       1,519,056
   DIVA Systems Corp., Series B
      12.625% 03/01/08 **, ***                      1,750,000         201,250
   Insight Communications Co., Inc.
      12.250% 02/15/11 **                           2,000,000       1,120,000
   James Cable Partners LP, Series B
      10.750% 08/15/04 **                             500,000         402,500
   Mediacom LLC Capital Corp.
      9.500% 01/15/13 **                            2,000,000       2,050,000
   NTL Communications Corp.,
      Series B 11.500% 10/01/08 **, ****            5,000,000       2,925,000
   NTL Communications Corp.,
      Series B 12.375%
      10/01/08 **, ***                              2,000,000         770,000
                                                                 ------------
                                                                   21,847,556
                                                                 ------------
CAPITAL GOODS--1.6%
   Jordan Industries, Inc., Series D
      10.375% 08/01/07 **                           4,500,000       3,307,500
   Pentacon, Inc., Series B
      12.250% 04/01/09 **                             650,000         165,750
                                                                 ------------
                                                                    3,473,250
                                                                 ------------
CHEMICALS--5.1%
   Acetex Corp., Rule 144A
      10.875% 08/01/09 *, **                        1,000,000         930,000
   Avecia Group PLC
      11.000% 07/01/09 **                           3,000,000       2,865,000
   Equistar Chemicals LP/Equistar
      Funding Corp., Rule 144A
      10.125% 09/01/08 *                            1,250,000       1,162,500
   Huntsman Corp.
      9.500% 07/01/07 *, **                           250,000          16,250
   Huntsman ICI Holdings LLC
      0.000% 12/31/09 **                           10,030,000       2,131,375
   Lyondell Chemical Co.
      10.875% 05/01/09 **, ****                     2,100,000       1,779,750
   Mississippi Chemical Corp.
      7.250% 11/15/17                               1,000,000         355,000
   Terra Industries, Inc., Series B
      10.500% 06/15/05 **, ****                     1,500,000       1,087,500
   United Industries Corp., Series B
      9.875% 04/01/09 **                            1,025,000         846,906
                                                                 ------------
                                                                   11,174,281
                                                                 ------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                  PRINCIPAL
                                                   AMOUNT           VALUE
                                               --------------    ------------
COMPETITIVE LOCAL EXCHANGE CARRIER--4.2%
   Impsat Fiber Networks, Inc.
      13.750% 02/15/05 ****                    $    1,000,000    $     92,500
   Intermedia Communications, Inc.,
      Series B 0.000%
      03/01/09 **, ***                              7,600,000       6,574,000
   McLeodUSA, Inc.
      9.250% 07/15/07 **                              600,000         147,000
   Netia Holdings BV, Series B
      10.250% 11/01/07 **                           1,000,000         145,000
   Netia Holdings II BV, Series B
      13.125% 06/15/09 **                           4,000,000         580,000
   RCN Corp.
      0.000% 10/15/07 **, ***                       6,485,000       1,718,525
   Winstar Communications, Inc.
      12.750% 04/15/10 **, ****, +                  2,854,000          24,972
                                                                 ------------
                                                                    9,281,997
                                                                 ------------
CONSUMER PRODUCTS/TOBACCO--1.3%
   American Greetings
      11.750% 07/15/08*, **, ****                   1,250,000       1,210,937
   Samsonite Corp.
      10.750% 06/15/08 **                           2,500,000       1,725,000
   Styling Technology Corp.
      10.875% 07/01/08 **, +                        1,500,000             150
                                                                 ------------
                                                                    2,936,087
                                                                 ------------
CONTAINERS--2.0%
   Packaging Corp. of America
      9.625% 04/01/09 **                            4,050,000       4,404,375
                                                                 ------------
DIVERSIFIED TELECOMMUNICATIONS--1.9%
   Filtronic PLC
      10.000% 12/01/05 **                           3,000,000       2,445,000
   Impsat Fiber Networks, Inc.
      12.375% 06/15/08 **                           4,000,000         330,000
   Primus Telecommunications
      Group, Inc. 11.250% 01/15/09 **               3,347,000         652,665
   Spectrasite Holdings, Inc., Series B
      0.000% 03/15/10 **, ***                       2,500,000         650,000
                                                                 ------------
                                                                    4,077,665
                                                                 ------------
ENERGY - OTHER--0.3%
   Hanover Equipment Trust
      8.500% 09/01/08 *, **                           700,000         735,000
                                                                 ------------
ENVIRONMENTAL SERVICES--2.2%
   Allied Waste North America,
      Series B 10.000% 08/01/09 **, ****            4,750,000       4,833,125
                                                                 ------------
FINANCE - OTHER--5.1%
   Americredit Corp.
      9.875% 04/15/06 **, ****                      3,000,000       2,625,000
   Asat Finance LLC
      12.500% 11/01/06 **                           3,250,000       2,551,250
   Metris Cos., Inc.
      10.125% 07/15/06 **, ****                     3,000,000       2,580,000
   Ocwen Financial Corp.
      11.875% 10/01/03 **                           3,445,000       3,324,425
                                                                 ------------
                                                                   11,080,675
                                                                 ------------
FOOD PROCESSORS/BEVERAGES/BOTTLING--4.1%
   Agrilink Foods, Inc.
      11.875% 11/01/08 **                           1,000,000         895,000
   Fleming Cos., Inc., Series B
      10.625% 07/31/07 **, ****                     4,120,000       4,171,500
   Luigino's, Inc.
      10.000% 02/01/06 **                      $    4,000,000    $  3,840,000
                                                                 ------------
                                                                    8,906,500
                                                                 ------------
GAMING--9.4%
   Ameristar Casinos, Inc.
      10.750% 02/15/09 **                           1,500,000       1,575,000
   Argosy Gaming Co.
      10.750% 06/01/09 **, ****                     4,000,000       4,440,000
   Aztar Corp.
      9.000% 08/15/11 *, **                         1,800,000       1,822,500
   Boyd Gaming Corp.
      9.250% 08/01/09 *, **                         1,200,000       1,206,000
   Fitzgeralds Gaming Corp., Series B
      12.250% 12/15/04 **, +                        1,645,206         908,976
   Hard Rock Hotel, Inc., Series B
      9.250% 04/01/05 **                            1,500,000       1,342,500
   Hollywood Casino Corp.
      13.000% 08/01/06 **                           2,000,000       1,670,000
   Hollywood Casino Corp.
      11.250% 05/01/07 **                           4,000,000       4,220,000
   Mohegan Tribal Gaming
      8.375% 07/01/11 *, **                         1,000,000       1,040,000
   Peninsula Gaming LLC, Series B
      12.250% 07/01/06 **                             394,000         388,090
   Penn National Gaming, Inc.,
      Series B 11.125% 03/01/08 **                  1,250,000       1,309,375
   Station Casinos, Inc.
      8.375% 02/15/08 **                              250,000         251,875
   Windsor Woodmont Black Hawk,
      Series B 13.000% 03/15/05 **                    456,000         426,930
                                                                 ------------
                                                                   20,601,246
                                                                 ------------
HEALTHCARE FACILITIES/SUPPLIES--6.8%
   Alaris Medical, Inc.
      0.000% 08/01/08 **, ***                       7,088,000       4,075,600
   Davita, Inc.
      7.000% 05/15/09 *, **, ****                   5,000,000       4,712,500
   Extendicare Health Services, Inc.
      9.350% 12/15/07 **                            1,000,000         930,000
   Kinetic Concepts, Inc., Series B
      9.625% 11/01/07 **, ****                      3,500,000       3,482,500
   Magellan Health Services, Inc.
      9.375% 11/15/07 *, **                           950,000       1,002,250
   Magellan Health Services, Inc.
      9.000% 02/15/08 **, ****                        800,000         780,000
                                                                 ------------
                                                                   14,982,850
                                                                 ------------
HOME BUILDERS--0.4%
   KB Home
      9.500% 02/15/11 **                            1,000,000         996,250
                                                                 ------------
INDUSTRIAL - OTHER--2.0%
   Actuant Corp.
      13.000% 05/01/09 **, ****                     2,500,000       2,637,500
   Amerigas Partners LP Eagle
      Finance Corp. 8.875%
      05/20/11 *, **                                1,000,000       1,035,000
   Grove Worldwide LLC
      9.250% 05/01/08 **, +                         5,000,000         225,000
   International Utility Structures
      10.750% 02/01/08 **                           1,020,500         464,327
                                                                 ------------
                                                                    4,361,827
                                                                 ------------

INTERNET SERVICE PROVIDER/DATA--0.1%
   Exodus Communications
      11.625% 07/15/10 **, +                        1,500,000         333,750
                                                                 ------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                  PRINCIPAL
                                                   AMOUNT           VALUE
                                               --------------    ------------
LEISURE--2.9%
   AMC Entertainment, Inc.
      9.500% 03/15/09 **                       $    6,000,000    $  5,490,000
   Booth Creek Ski Holdings, Inc.,
      Series B 12.500% 03/15/07 **                  1,000,000         765,000
                                                                 ------------
                                                                    6,255,000
                                                                 ------------
LODGING--1.9%
   Extended Stay America, Inc.
      9.150% 03/15/08 **                            4,000,000       3,800,000
   HMH Properties, Inc., Series A
      7.875% 08/01/05 **, ****                        500,000         450,000
                                                                 ------------
                                                                    4,250,000
                                                                 ------------
METALS & MINING--2.5%
   Great Lakes Carbon Corp., Series B
      10.250% 05/15/08 **                           4,630,000       2,685,400
   Kaiser Aluminum & Chemical Corp.
      12.750% 02/01/03 **, ****                     4,100,000       1,988,500
   LTV Corp.
      11.750% 11/15/09 **, ****, +                  3,000,000          45,000
   Ormet Corp.
      11.000% 08/15/08 *, **                          785,000         499,456
   Renco Steel Holdings, Inc., Series B
      10.875% 02/01/05 **                           3,000,000         285,000
                                                                 ------------
                                                                    5,503,356
                                                                 ------------
OIL EQUIPMENT--5.6%
   Grey Wolf, Inc.
      8.875% 07/01/07 **                            2,300,000       2,231,000
   Grey Wolf, Inc., Series C
      8.875% 07/01/07 **, ****                      1,000,000         970,000
   Mission Resources Corp.
      10.875% 04/01/07 *, **                          500,000         467,500
   R&B Falcon Corp.
      9.500% 12/15/08 ****                          5,000,000       5,912,500
   Trico Marine Services, Inc., Series G
      8.500% 08/01/05 **, ****                      3,000,000       2,782,500
                                                                 ------------
                                                                   12,363,500
                                                                 ------------
PAPER & FOREST PRODUCTS--3.8%
   Albecca, Inc.
      10.750% 08/15/08 **                           3,000,000       2,985,000
   Four M Corp., Series B
      12.000% 06/01/06 **                           1,250,000       1,081,250
   Potlatch Corp.
      10.000% 07/15/11 *, **                        1,000,000       1,035,000
   Riverwood International Corp.
      10.875% 04/01/08 **, ****                     3,300,000       3,201,000
                                                                 ------------
                                                                    8,302,250
                                                                 ------------
PHARMACEUTICALS--1.9%
   King Pharmaceuticals, Inc.
      10.750% 02/15/09 **                           3,667,000       4,079,538
                                                                 ------------
PUBLISHING--4.6%
   Liberty Group Operating, Inc.
      9.375% 02/01/08 **                            3,106,500       2,034,758
   Liberty Group Publishing, Inc.
      11.625% 02/01/09 **, ***                      3,000,000       1,455,000
   Phoenix Color Corp.
      10.375% 02/01/09 **                           3,450,000       2,501,250
   Regional Independent Media
      10.500% 07/01/08 **                           4,000,000       4,020,000
                                                                 ------------
                                                                   10,011,008
                                                                 ------------
RESTAURANTS--2.1%
   Advantica Restaurant Group, Inc.
      11.250% 01/15/08 **                      $    3,100,000    $  1,937,500
   American Restaurant Group, Inc.,
      Series B 11.500% 02/15/03 **                  1,250,000       1,193,750
   CKE Restaurants, Inc.
      9.125% 05/01/09 **                              500,000         407,500
   New World Coffee - Manhattan
      Bagel, Inc. 14.000% **, ***
      06/15/03                                        600,000         576,750
   Romacorp Inc.
      12.000% 07/01/06 **                             870,000         517,650
                                                                 ------------
                                                                    4,633,150
                                                                 ------------
RETAIL - FOOD AND DRUG--0.2%
   Stater Brothers Holdings
      10.750% 08/15/06 **, ****                       500,000         510,000
                                                                 ------------
RETAIL STORES--4.4%
   Advance Holding Corp.
      12.875% 04/15/09 **,***                         500,000         392,500
   Big 5 Corp., Series B
      10.875% 11/15/07 **                           3,500,000       3,377,500
   J. Crew Operating Corp.
      10.375% 10/15/07 **                           3,500,000       2,817,500
   Michaels Stores, Inc.
      9.250% 07/01/09 **                              900,000         931,500
   Office Depot Inc.
      10.000% 07/15/08 *                            1,000,000       1,070,000
   Pep Boys - Manny, Moe & Jack,
      Series MTNB 6.920% 07/07/06                   1,150,000       1,027,054
                                                                 ------------
                                                                    9,616,054
                                                                 ------------
SATELLITE--4.2%
   Echostar DBS Corp.
      9.375% 02/01/09 **, ****                      4,050,000       4,151,250
   Pegasus Communications Corp. Series B
      9.625% 10/15/05 **, ****                      4,000,000       3,420,000
   Pegasus Communications Corp. Series B
      9.750% 12/01/06 **, ****                      2,000,000       1,710,000
                                                                 ------------
                                                                    9,281,250
                                                                 ------------
SECONDARY OIL & GAS PRODUCERS--7.6%
   Abraxas Petroleum Corp., Series A
      11.500% 11/01/04 **                           1,995,000       1,486,275
   Baytex Energy, Ltd.
      10.500% 02/15/11 **                           1,000,000         955,000
   Chesapeake Energy Corp.
      8.125% 04/01/11 **                            2,500,000       2,450,000
   Continental Global Group, Inc.,
      Series B 11.000% 04/01/07 **                  2,000,000         890,000
   Contour Energy Co.
      14.000% 04/15/03                                700,000         731,500
   Denbury Management, Inc.
      9.000% 03/01/08 **                            1,250,000       1,168,750
   Mariner Energy, Inc., Series B
      10.500% 08/01/06 **                           4,000,000       3,580,000
   Southwest Royalties, Inc., Series B
      10.500% 10/15/04 **                           1,955,000       1,642,200
   Swift Energy Co.
      10.250% 08/01/09 **                           2,000,000       2,040,000
   Wiser Oil Co.
      9.500% 05/15/07 **                            2,097,000       1,677,600
                                                                 ------------
                                                                   16,621,325
                                                                 ------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                  PRINCIPAL
                                                   AMOUNT           VALUE
                                               --------------    ------------
SERVICES - OTHER--11.0%
   APCOA, Inc.
      9.250% 03/15/08 **                       $      700,000    $    350,000
   Coinstar, Inc.
      13.000% 10/01/06 **                             950,000         945,250
   Crown Castle International Corp.
      0.000% 05/15/11 **, ***                       5,750,000       3,421,250
   Crown Castle International Corp.
      9.500% 08/01/11 **                            1,500,000       1,316,250
   Great Lakes Dredge & Dock
      11.250% 08/15/08 **                           2,500,000       2,537,500
   Iron Mountain, Inc.
      8.625% 04/01/13 **, ****                        800,000         840,000
   La Petite Academy, Inc., Series B
      10.000% 05/15/08 **                           1,000,000         540,000
   Neff Corp
      10.250% 06/01/08 **                           2,500,000       1,262,500
   Rent-A-Center, Inc.
      11.000% 08/15/08 **                           5,250,000       5,125,313
   Salton, Inc.
      12.250% 04/15/08 **, ****                     1,200,000       1,023,000
   Volume Services America, Inc.
      11.250% 03/01/09 **, ****                     2,000,000       1,930,000
   Wesco Distribution, Inc.
      9.125% 06/01/08 *, **                           500,000         422,500
   Worldwide Flight Services, Series B
      12.250% 08/15/07 **                           4,000,000       4,380,000
                                                                 ------------
                                                                   24,093,563
                                                                 ------------
TECHNOLOGY--1.4%
   Fairchild Corp.
      10.750% 04/15/09 **, ****                     7,000,000       2,240,000
   SCG Holding Corp. Semiconductor
      Components Industries LLC
      12.000% 08/01/09 **, +                        2,575,000         914,125
                                                                 ------------
                                                                    3,154,125
                                                                 ------------
TEXTILE/APPAREL/SHOE MANUFACTURING--1.5%
   BGF Industries, Inc., Series B
      10.250% 01/15/09 **                           4,000,000       2,620,000
   Galey & Lord, Inc.
      9.125% 03/01/08 **, ****                      1,500,000         262,500
   Polymer Group Holdings, Series B
      9.000% 07/01/07 **, ****                      1,000,000         385,000
                                                                 ------------
                                                                    3,267,500
                                                                 ------------
TRANSPORTATION - OTHER--1.0%
   North American Van Lines, Inc.
      13.375% 12/01/09 *, **                        2,500,000       2,237,500
                                                                 ------------
UTILITIES--0.5%
   CMS Energy Corp.
      8.900% 07/15/08 ****                          1,000,000       1,033,919
                                                                 ------------
WIRELESS--10.0%
   American Cellular Corp.
      9.500% 10/15/09 **                            1,500,000       1,515,000
   Dobson Sygnet Communications Co.
      12.250% 12/15/08 **, ****                     4,000,000       4,380,000
   Dolphin Telecom PLC
      0.000% 06/01/08 **, ***, +                    2,100,000          31,500
   Dolphin Telecom PLC, Series B
      0.000% 05/15/09 **, ***, +                    4,844,000          72,660
   Nextel Communications, Inc.
      9.500% 02/01/11 **                            1,050,000         724,500
   Nextel Partners, Inc.
      14.000% 02/01/09 **, ***                        900,000         501,750
   Polska Telefonica Cyfrowa
      International Finance II SA
      11.250% 12/01/09 **                      $    4,250,000    $  4,101,250
   TeleCorp PCS, Inc.
      11.625% 04/15/09 **, ***, ****                5,500,000       4,853,750
   Tritel PCS, Inc.
      10.375% 01/15/11  **                            750,000         864,375
   Triton PCS Holdings, Inc.
      11.000% 05/01/08 **, ***, ****                5,400,000       4,941,000
                                                                 ------------
                                                                   21,985,785
                                                                 ------------
TOTAL BONDS
   (COST $399,558,675)                                            305,146,932
                                                                 ------------
                                                   SHARES
                                               --------------
WARRANTS--0.2%
BROADBAND--0.1%
   GT Group Telecom, Inc.
      (expires 02/01/10) *, ++                          6,750          81,000
   Ono Finance PLC
      (expires 05/31/09)++                              5,980         173,420
   Versatel Telecom International NV
      (expires 05/15/08) *, ++                          3,000           1,500
                                                                 ------------
                                                                      255,920
                                                                 ------------
FINANCE - OTHER--0.1%
   Asat Finance LLC
      (expires 11/01/06) *, ++                          5,000         250,000
                                                                 ------------
GAMING--0.0%
   Windsor Woodmont
      (expires 03/01/10)++                                106             543
                                                                 ------------
SATELLITE--0.0%
   XM Satellite Radio, Inc.
      (expires 03/15/10)++                              5,000          1,250
                                                                 ------------
SERVICES - OTHER--0.0%
   Worldwide Flight Services
      (expires 08/15/07) *, ++                          4,000               0
                                                                 ------------
TOTAL WARRANTS
  (COST $879,816)                                                     507,713
                                                                 ------------
PREFERRED STOCKS--2.1%
BROADCAST/OUTDOOR--1.8%
   Paxson Communications Corp. **                       4,152       3,954,631
                                                                 ------------
TECHNOLOGY--0.3%
   Viasystems Group, Inc.                             243,795         731,385
                                                                 ------------
TOTAL PREFERRED STOCKS
  (COST $7,563,947)                                                 4,686,016
                                                                 ------------
TOTAL INVESTMENT--141.4%
  (COST $408,002,438)                                             310,340,661
LIABILITIES IN EXCESS OF
  CASH AND OTHER ASSETS--(41.4%)                                  (90,900,371)
                                                                 ------------
NET ASSETS--100.0%                                               $219,440,290
                                                                 ============

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES:

   * Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2001, the value of these securities amounted to $22,918,883, or 10.4% of net assets.
  ** Security may have an effective maturity date less than the stated maturity date due to a call feature.
*** Step Bond--Coupon rate is low or zero for an initial period and then increases to a higher coupon rate thereafter.
**** Security or a portion thereof is out on loan.
   + Defaulted Security.
  ++ Non income producing.


SEE NOTES TO FINANCIAL STATEMENTS.

CREDIT SUISSE HIGH YIELD BOND FUND--STATEMENT OF ASSETS AND LIABILITIES
                                                                OCTOBER 31, 2001

ASSETS:
   Investments in securities at value(1) (Cost $408,002,438)                                  $   310,340,661
   Collateral received for securities loaned                                                       69,932,760
   Cash                                                                                               723,253
   Dividends and interest receivable                                                                9,891,827
   Receivable for investments sold                                                                    626,089
   Prepaid expenses and other assets                                                                   66,012
                                                                                              ---------------
        Total Assets                                                                              391,580,602
                                                                                              ---------------
LIABILITIES:
   Loan payable                                                                                   101,500,000
   Payable upon return of securities loaned                                                        69,932,760
   Interest payable                                                                                   309,847
   Investment Advisory fees                                                                           269,818
   Administrative fees                                                                                 11,275
   Trustees fees                                                                                       12,575
   Other Accrued expenses                                                                             104,037
                                                                                              ---------------
        Total Liabilities                                                                         172,140,312
                                                                                              ===============
NET ASSETS
   Applicable to 48,862,873 shares outstanding                                                $   219,440,290
                                                                                              ===============
NET ASSETS CONSIST OF:
   Capital stock, $0.001 par value                                                            $        48,863
   Paid-in capital                                                                                467,927,929
   Distribution in excess of net investment income                                                   (175,630)
   Accumulated net realized loss on investments                                                  (150,699,095)
   Net unrealized depreciation on investments                                                     (97,661,777)
                                                                                              ---------------
                                                                                              $   219,440,290
                                                                                              ===============
NET ASSET VALUE PER SHARE ($219,440,290 DIVIDED BY 48,862,873)                                          $4.49
                                                                                                        =====

(1) Including $65,937,588 of securities on loan.

SEE NOTES TO FINANCIAL STATEMENTS.

CREDIT SUISSE HIGH YIELD BOND FUND--STATEMENT OF OPERATIONS
                                             FOR THE YEAR ENDED OCTOBER 31, 2001

INVESTMENT INCOME:
   Interest                                                                                     $  48,786,739
   Dividends                                                                                          792,196
   Securities lending                                                                                 508,662
                                                                                                -------------
        Total investment income                                                                    50,087,597
                                                                                                =============
EXPENSES:
   Investment advisory fees (Note 2)                                                                3,753,858
   Administrative fees (Note 2)                                                                       106,594
   Interest and leveraging fees (Note 5)                                                            6,557,720
   Printing fees                                                                                      175,017
   Legal fees                                                                                         139,798
   Trustees fees (Note 2)                                                                              60,563
   Transfer agent fees                                                                                 46,997
   Registration fees                                                                                   46,870
   Custodian fees                                                                                      37,728
   Audit fees                                                                                          26,550
   Amortization of organization costs                                                                  25,751
   Insurance expense                                                                                    4,741
   Miscellaneous expense                                                                               28,892
                                                                                                -------------
        Total expenses                                                                             11,011,079
                                                                                                -------------
NET INVESTMENT INCOME                                                                              39,076,518
                                                                                                -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Net realized loss on investments                                                               (67,076,973)
   Net change in unrealized depreciation on investments                                            (9,968,630)
                                                                                                -------------
   Net realized and unrealized loss on investments                                                (77,045,603)
                                                                                                -------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                                                      $ (37,969,085)
                                                                                                =============

SEE NOTES TO FINANCIAL STATEMENTS.

CREDIT SUISSE HIGH YIELD BOND FUND--STATEMENT OF CHANGES IN NET ASSETS

                                                                             YEAR ENDED          YEAR ENDED
                                                                             10/31/2001          10/31/2000
                                                                          --------------       --------------
OPERATIONS:
   Net investment income                                                  $   39,076,518       $   43,598,063
   Net realized loss on investments                                          (67,076,973)         (36,685,309)
   Net change in unrealized depreciation on investments                       (9,968,630)         (45,349,903)
                                                                          --------------       --------------
   Net decrease in net assets from operations                                (37,969,085)         (38,437,149)
                                                                          --------------       --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                                (40,744,208)         (44,687,290)
   Return of capital                                                          (1,060,861)                  --
                                                                          --------------       --------------
   Net decrease in net assets from dividends and distributions               (41,805,069)         (44,687,290)
                                                                          --------------       --------------

CAPITAL SHARE TRANSACTIONS:
   Reinvestment of dividends                                                  12,376,870           11,282,681
                                                                          --------------       --------------
   Net increase in net assets from capital share transactions                 12,376,870           11,282,681
                                                                          --------------       --------------
   Total decrease in net assets                                              (67,397,284)         (71,841,758)
                                                                          --------------       --------------

NET ASSETS:
   Beginning of year                                                         286,837,574          358,679,332
                                                                          --------------       --------------
   End of year                                                            $  219,440,290       $  286,837,574
                                                                          ==============       ==============

SEE NOTES TO FINANCIAL STATEMENTS.

CREDIT SUISSE HIGH YIELD BOND FUND--STATEMENT OF CASH FLOWS
                                             FOR THE YEAR ENDED OCTOBER 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES:
   Interest and dividends received                                        $   43,563,537
   Operating expenses paid                                                   (11,627,233)
                                                                          --------------
Net cash provided by operating activities                                                      $   31,936,304

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of short-term securities, net                                   (68,127,719)
   Purchases of long-term securities                                         (99,902,529)
   Proceeds from sales of long-term securities                               124,921,327
                                                                          --------------
Net cash used for investing activities                                                            (43,108,921)

CASH FLOWS FROM FINANCING ACTIVITIES:
   Cash dividends paid                                                       (29,428,199)
   Proceeds from borrowings                                                    3,000,000
   Repayments of borrowings                                                  (32,000,000)
   Collateral received from securities lending, net                           69,932,760
                                                                          --------------

Net cash provided by financing activities                                                          11,504,561
                                                                                               --------------
Net increase in cash                                                                                  331,944
Cash--beginning of year                                                                               391,309
                                                                                               --------------
Cash--end of year                                                                              $      723,253
                                                                                               ==============
RECONCILIATION OF NET INCREASE IN NET ASSETS
   FROM OPERATIONS TO NET CASH PROVIDED BY
   OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations                                           $  (37,969,085)

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH
   PROVIDED BY OPERATING ACTIVITIES:
   Decrease in dividends and interest receivable                          $    3,137,891
   Decrease in accrued expenses                                                  (20,963)
   Decrease in interest payable                                                 (507,028)
   Decrease in other assets                                                        9,067
   Decrease in advisory fees payable                                             (97,230)
   Net realized loss on investments                                           67,076,973
   Net change in unrealized depreciation on investments                        9,968,630
   Net amortization of discount on investments                                (9,661,951)
                                                                          --------------
        Total adjustments                                                                          69,905,389
                                                                                               --------------
Net cash provided by operating activities                                                      $   31,936,304
                                                                                               ==============

SEE NOTES TO FINANCIAL STATEMENTS.

CREDIT SUISSE HIGH YIELD BOND FUND--FINANCIAL HIGHLIGHTS

     The table below sets forth financial data for a share of beneficial interest outstanding throughout the periods presented. This information has been derived from the Fund's financial statements.

                                                                         YEAR ENDED
                                                     ------------------------------------------------------          PERIOD ENDED
                                                     10/31/2001            10/31/2000            10/31/1999           10/31/1998*
                                                     ----------            ----------            ----------           -----------
Net asset value, beginning of period                  $   6.16              $   7.98              $   8.36             $  10.00
                                                      --------              --------              --------             --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                     0.84                  0.96++                0.98                 0.24
Net realized and unrealized (loss) on
   investments                                           (1.63)                (1.80)                (0.38)               (1.62)
                                                      --------              --------              --------             --------
       Total from investment operations                  (0.79)                (0.84)                 0.60                (1.38)
                                                      --------              --------              --------             --------
LESS DISTRIBUTIONS:
   From net investment income                            (0.86)                (0.98)                (0.98)               (0.24)
   Return of capital                                     (0.02)                   --                    --                   --
                                                      --------              --------              --------             --------
       Total dividends and distributions
       to shareholders                                   (0.88)                (0.98)                (0.98)               (0.24)
Offering costs charged to paid-in capital                   --                    --                  0.00+               (0.02)
                                                      --------              --------              --------             --------
Net asset value, end of period                        $   4.49              $   6.16              $   7.98             $   8.36
                                                      ========              ========              ========             ========
Market value, end of period                           $   5.07              $   6.19              $   8.06             $   9.56
                                                      ========              ========              ========             ========
Total return (market value) ***                          (3.21)%              (12.15)%               (5.71)%              (1.74)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000)                    $219,440              $286,838              $358,679             $359,956
   Average debt per share                             $   2.49              $   3.47              $   3.18             $   1.02
   Ratio of operating expenses to average
      net assets                                          4.29%                 4.81%                 3.62%                1.81% **
   Ratio of operating expense to average
      net assets, excluding interest and
      leveraging expenses                                 1.73%                 1.61%                 1.53%                1.16% **
   Ratio of net investment income to
      average net assets                                 15.22%                12.90%                11.24%               10.48% **
   Portfolio turnover rate                               46.11%                31.29%                60.23%               15.26%

  *  The Fund commenced operations on July 28, 1998.
 **  Annualized.
*** Total return (market value) is based on the change in market price of a share during the period and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total return for periods of less than one year are not annualized. Total return based on net asset value may result in substantially different returns.
  +  Amount rounds to less than $0.01.
 ++  Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

CREDIT SUISSE HIGH YIELD BOND FUND--NOTES TO FINANCIAL STATEMENTS
                                                                OCTOBER 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

     Credit Suisse High Yield Bond Fund (formerly, DLJ High Yield Bond Fund) is a business trust organized under the laws of the State of Delaware on April 30, 1998. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's shares trade on the New York Stock Exchange under the ticker symbol DHY. Prior to the commencement of operations on July 28, 1998, the Fund had no operations other than those relating to organizational matters and the sale of 10,000 shares of beneficial interest on July 2, 1998 to DLJ Investment Management Corp. ("DLJIM") for $100,000. The Fund's primary objective is to seek high current income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     PORTFOLIO VALUATION: Fixed-income securities (other than short-term obligations, but including listed issues) are valued based on prices obtained by broker quotations or by one or more independent pricing services approved by the Board of Trustees. Pricing services use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments.

     Securities (other than fixed-income securities) for which the principal market is one or more securities exchanges are valued at the last reported sale price (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities are traded. If a securities exchange is not the principal market for a security, such security will, if market quotations are readily available, be valued at the closing bid price in the over-the-counter market (or the last sale price in the case of securities reported on the NASDAQ national market system for which any sales occurred during the day). Portfolio securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term obligations with maturities of less than 60 days are valued at amortized cost, which approximates market value.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including, where applicable, accretion of discount on investments is recorded on the accrual basis.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and pays dividends on a monthly basis. Each dividend is recorded on the ex-dividend date. Capital gains, if any, net of capital losses, are distributed annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

     At October 31, 2001, capital contributions, accumulated undistributed net investment income (loss) and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax treatments of return of capital distributions and securities in default. The Fund reclassified ($1,586,674) from accumulated undistributed net investment income (loss) to accumulated net realized gain (loss) from investments. The Fund reclassified ($1,060,861) from accumulated undistributed net investment income (loss) to net capital contributed.

     FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Service applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provisions for federal income or excise taxes have been made in the accompanying financial statements.

     CASH FLOW INFORMATION: Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund invests in securities and distributes dividends from net investment income and net realized gains, if any, (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

     USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Certain reclassifications have been made to prior year's amounts to conform to the current year presentation.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

     Effective January 1, 2000, DLJIM merged into DLJ Asset Management Group ("DLJAM"), a wholly owned subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC"), a wholly owned subsidiary of Donaldson Lufkin & Jenrette, Inc. ("DLJ"). On November 3, 2000, DLJ was acquired (the "Acquisition") by Credit Suisse Group ("Credit Suisse"). Credit Suisse combined the investment advisory business of DLJAM with its existing US asset management business, Credit Suisse Asset Management, LLC ("CSAM"). Pursuant to the Investment Company Act of 1940, the Fund's advisory contract with DLJAM terminated upon the consummation of the Acquisition. In anticipation of this termination, at a meeting held on October 26, 2000, the Board of Trustees of the Fund approved an interim investment advisory agreement (the "Interim Advisory Agreement") on behalf of the Fund, and on December 18, 2000 and March 23, 2001, the Board of Trustees of the Fund and the Fund's shareholders, respectively, approved a new investment advisory agreement (the "New Advisory Agreement"), in each case pursuant to which CSAM was appointed to act as investment advisor (the "Advisor"). The New Advisory Agreement, like the previous advisory agreement with DLJAM and the Interim Advisory Agreement, provides for a fee at the annual rate of 1% of the average weekly value of the Fund's total assets minus the sum of accrued liabilities (other than aggregate indebtedness constituting leverage). The Interim Advisory Agreement terminated upon the approval by the shareholders of the New Advisory Agreement, while the New Advisory Agreement has an initial two year term and thereafter continues automatically for successive annual periods, subject to approval by the Board of Trustees or the shareholders in the manner required by the 1940 Act. Under the New Advisory Agreement with the Fund, the Advisor provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees of the Fund who are affiliated persons of the Advisor.

     The Fund has also entered into an Accounting, Administration and Support Agreement with PFPC Inc., to provide all accounting and administrative services to the Fund other than those related to investment decisions. For these accounting services, the Fund will pay PFPC, Inc. a fee at the annual rate of $33,000 per year plus .01% of average daily net assets up to and including $1 billion, and .0075% of average daily net assets over $1 billion. For these administration services, the Fund will pay PFPC Inc. a fee at the annual rate of $50,000 per year. PFPC Inc. also serves as the Fund's shareholder servicing agent (transfer agent) at an annual rate of $30,000 per year plus any additional out of pocket expenses.

     Prior to June 1, 2001, the Fund paid each Trustee not affiliated with CSAM $1,500 per regular quarterly board meeting attended, $500 per special board meeting attended, $250 per audit committee meeting attended and an annual retainer fee of $500. Effective June 1, 2001, the Fund pays each Trustee not affiliated with CSAM $1,000 per regular quarterly board meeting attended, and an annual retainer of $12,500. In addition, the Fund reimburses each Trustee for travel and out-of-pocket expenses relating to their attendance at such meetings.

3. INVESTMENTS

     For federal income tax purposes, the cost of securities owned at October 31, 2001, was substantially the same as the cost of securities for financial statement purposes. At October 31, 2001, the aggregate gross unrealized appreciation amounted to $9,359,884, and the aggregate gross unrealized depreciation amounted to $107,021,661, resulting in net unrealized depreciation of $97,661,777.

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, during the year ended October 31, 2001, amounted to $99,902,529 and $124,921,327, respectively.

4. FUND SHARES

     The Fund has one class of shares of beneficial interest, par value $0.001 per share; 200,000,000 shares are authorized. Transactions in shares of beneficial interest were as follows:

                                                                    FOR THE YEAR ENDED             FOR THE YEAR ENDED
                                                                     OCTOBER 31, 2001               OCTOBER 31, 2000
                                                                    ------------------             ------------------
Shares issued through reinvestment of dividends                         2,325,658                        1,584,108
                                                                        =========                        =========

5. NOTES PAYABLE

     Effective July 19, 2001, the Fund has a $150 million ("commitment amount") line of credit provided by Citibank North America, Inc., under a Revolving Credit and Security Agreement (the "Agreement") dated July 31, 1998, primarily to leverage its investment portfolio. Prior to July 19, 2001, the commitment amount was $200 million. Under this Agreement the Fund may borrow up to the lesser of $150 million or 33 1/3% of its gross assets. Interest is payable at the Bank's Base Rate plus a commission of 0.05%. The Fund is charged a structuring fee of $19,000 per quarter, a program fee of 0.20% of the average daily amount leveraged, an administration fee of 0.02% of the average daily amount leveraged and a liquidity fee of 0.13% of the maximum borrowing limit (currently $150 million). The Agreement requires, among other provisions, that the percentage obtained by dividing total indebtedness for money borrowed by total assets of the Fund shall not exceed 33 1/3%.

     The average daily amount of borrowings during the year ended October 31, 2001 was $118,453,288, with a weighted average annualized interest rate of 5.23%.

6. CONCENTRATION OF RISK

     The Fund invests in securities offering high current income, which generally will be in the lower rating categories of recognized ratings agencies (commonly known as "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund's use of leverage also increases exposure to capital risk.

7. CAPITAL LOSS CARRYFORWARD

     At October 31, 2001, the Fund had available for Federal tax purposes an unused capital loss carryforward of $150,664,068, of which $13,855,150 expires in 2006, $30,606,551 expires in 2007, $37,573,747 expires in 2008 and
$68,628,620 expires in 2009. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carrryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

8. SECURITIES LENDING

     The Fund loaned securities during the year to certain brokers, with the Fund's custodian acting as lending agent. Upon such loans, the Fund receives collateral which is maintained by the custodian and earns income, in the form of negotiated lender's fees. On a daily basis, the Fund monitors the market value of securities loaned and maintains collateral against the securities loaned in an amount not less than the value of the securities loaned. The Fund may receive collateral in the form of cash or other eligible securities. Risks may arise upon entering into securities lending to the extent that the value of the collaterial is less than the value of the securities loaned due to changes in the value of collateral or the loaned securities. Cash collateral received by the Fund in connection with securities lending activity is invested as follows:



REPURCHASE AGREEMENTS:                                                                            VALUE
----------------------                                                                            -----
   Bear Stearns & Co., 2.5800%, Dated 10/31/01, due
   11/1/01, proceeds at maturity $408,905 (fully
   collateralized by U.S. Treasury Strip, due 2/15/12)                                        $   408,905

   Bear Stearns & Co., 1.9687%, Dated 10/31/01, due
   11/1/01, proceeds at maturity $4,904,210 (fully
   collateralized by U.S. Treasury Strip, due 2/15/10)                                          4,904,210

   Bear Stearns & Co., 2.5800%, Dated 10/31/01, due
   11/1/01, proceeds at maturity $315,205 (fully
   collateralized by U.S. Treasury Strip, due 2/15/10)                                            315,205

   Bear Stearns & Co., 2.7500%, Dated 10/31/01, due
   11/1/01, proceeds at maturity $34,304,440 (fully
   collateralized by U.S. Treasury Strips, due 2/15/10 - 05/15/18)                             34,304,440

SHORT TERM INVESTMENT FUNDS:
----------------------------
   Dreyfus Cash Management, Class A, Institutional shares                                      15,000,000

   Dreyfus Cash Management Plus, Inc., Institutional shares                                    15,000,000
                                                                                              -----------
   TOTAL                                                                                      $69,932,760
                                                                                              ===========

     In the event of default or bankruptcy by the other party to the repurchase agreements, realization and/or retention of the collateral may be subject to legal proceedings.

CREDIT SUISSE HIGH YIELD BOND FUND--REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Credit Suisse High Yield Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse High Yield Bond Fund (formerly known as DLJ High Yield Bond Fund) (the "Fund") at October 31, 2001, the results of its operations, the changes in its net assets, cash flows and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and financial highlights for each of the periods presented in the period ended October 31, 2000 were audited by other independent accountants, whose report dated December 20, 2000 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 20, 2001

CREDIT SUISSE HIGH YIELD BOND FUND--ADDITIONAL INFORMATION  (UNAUDITED)

DIVIDEND REINVESTMENT PLAN

     Referenced below are policies related to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"). These policies apply to shareholders whose shares are registered directly with the Fund in their own name. Shareholders whose shares are purchased through a broker-dealer or nominee should contact such broker-dealer or nominee regarding questions related to the reinvestment of the Fund's dividends.

     Pursuant to the Fund's Plan, unless a shareholder otherwise elects, all dividends and capital gain distributions will be automatically reinvested by PFPC Inc. as agent for Shareholders in administering the Plan (the "Plan Agent"), in additional shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by PFPC Inc. as the Dividend Disbursing Agent. Such participants may elect not to participate in the Plan and to receive all dividends and capital gain distributions in cash by sending written instructions to PFPC Inc. as the Dividend Disbursing Agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or other distribution.

     Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares on the open market ("open-market purchases") on the NYSE or elsewhere. If on the record date for the dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued. If on the dividend record date the net asset value per share is greater than the market value (such condition being referred to herein as "market-discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

     In the event of a market discount on the dividend record date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend record date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the record date of the dividend through the date before the next "ex-dividend" date. If, before the Plan Agent has completed its open-market purchases, the market price of a share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend record date. Because of the foregoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent in unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the net asset value per share at the close of business on the last purchase date.

      The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder and held for the account of beneficial owners who participate in the Plan.

      There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open- market purchases in connection with the reinvestment of dividends.

      The automatic reinvestment of dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

      Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

      Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

      All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 8030, Boston, MA 02266-8030, 1-800-331-1710.

LEVERAGE--BENEFITS AND RISKS

      The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the Shareholders with a potentially higher return. Leverage creates risks for Shareholders including the likelihood of greater volatility of net asset value and market price of the Fund's shares and the risk that fluctuations in interest rates on borrowings and short-term debt may affect the return to Shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. In the latter case, the Advisor in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the Fund is utilizing leverage, the Management Fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Managed Assets including those purchased with leverage. Certain types of borrowings by the Fund may result in the Fund's being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund's lenders may establish guidelines for borrowing which may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede the Advisor in managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

PROXY VOTING RESULTS

      A Special Meeting of the Fund's Shareholders was held on March 23, 2001, to approve, by separate vote of the shareholders of the Fund, a new investment advisory agreement as it relates to the Fund permitting Credit Suisse Asset Management, LLC to continue as investment advisor.

                   FOR               AGAINST            ABSTAIN
                   ---               -------            -------
               23,160,583            421,012           1,003,592

     The Annual Meeting of the Fund's Shareholders was held on May 25, 2001 for the purpose of considering and acting upon the matters set forth in the Proxy Statement.

Election of Trustees of the Fund:

                                                   FOR              AGAINST
                                                   ---              -------
Class I:
James S. Pasman, Jr.                            45,423,334           581,474
Class II:
Lawrence J. Fox                                 45,443,631           561,177
James P. McCaughan                              44,896,008         1,008,724
Class III:
Enrique R. Arzac                                45,425,949           578,859

PRIVACY POLICY NOTICE (as of May 4, 2001)

     We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

     In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

     We may collect nonpublic information about you from the following sources:

     - Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

     - Information about your transactions with our affiliates, others, or us.

     We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates. We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

     We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

     NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU.

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CSHYF-2-1001